AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT
     THIS AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT, dated as of September 21, 2005 (this “Agreement”), amends and restates that certain Stockholders’ Agreement, dated as of June 21, 2002 (the “Original Agreement”), as previously amended by that certain Amendment to Stockholders’ Agreement, dated as of December 4, 2002, by and among J. Richard Steadman, Sanderling Venture Partners IV Co-Investment Fund, L.P., Sanderling IV Biomedical Co-Investment Fund, L.P., Sanderling IV Venture Management, Sanderling Venture Partners V Co-Investment Fund, L.P., Sanderling V Biomedical Co-Investment Fund, L.P., Sanderling V Limited Partnership, Sanderling V Beteiligungs GmbH & Co. KG, Sanderling V Ventures Management, Sanderling Venture Partners II, L.P., Sanderling Ventures Limited, L.P. (each of the foregoing, a “Stockholder,” and collectively, the “Stockholders”), Centerpulse USA Holding Co. (“Centerpulse”) and ReGen Biologics, Inc. (formerly Aros Corporation), a Delaware corporation (“Parent”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Merger Agreement (defined below).
     WHEREAS, Parent, Aros Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Acquisition Sub”), and RBio, Inc. (formerly ReGen Biologics, Inc.), a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of June 7, 2002 (the “Merger Agreement”), pursuant to which, effective as of June 21, 2002, Acquisition Sub merged with and into the Company (the “Merger”) and each outstanding share of Company Common Stock and Company Preferred Stock was converted into the right to receive shares of Parent Common Stock, Parent Series A Stock and/or Parent Series B Stock on the terms and subject to the conditions set forth in the Merger Agreement;
     WHEREAS, as of the date hereof, each Stockholder is the owner of shares of Parent Common Stock, Parent Series A Stock, Parent Series B Stock and/or the Series C Convertible Preferred Stock, par value $0.01 per share, of Parent (with respect to each Stockholder, such Stockholder’s “Existing Parent Shares” and, together with any shares of capital stock of Parent acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder’s “Parent Shares”);
     WHEREAS, as an inducement and a condition to effecting the Merger under the Merger Agreement, the Stockholders agreed to enter into the Original Agreement;
     WHEREAS, the Stockholders amended the Original Agreement on December 4, 2002, to remove Allen & Company Incorporated as a party to the Original Agreement and release Allen & Company Incorporated from all of its obligations under the Original Agreement; and
     WHEREAS, among other things, the Stockholders desire to amend and restate the Original Agreement, as previously amended, to (i) set forth their agreement with respect to the voting of their respective Parent Shares in connection with the constitution of and election of members to the Board of Directors of Parent upon the terms and subject to the conditions set forth herein, and (ii) to remove Centerpulse as a party thereto and release Centerpulse from all of its obligations thereunder, effective as of the date hereof.

     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Voting.
     1.1. Agreement to Vote Parent Shares. Each Stockholder hereby agrees, severally and not jointly, that such Stockholder shall, and shall cause the holder of record of such Stockholders’ Parent Shares on any applicable record date to, from time to time, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of Parent held on or after the date of this Agreement, however called, in accordance with Parent’s certificate of incorporation, bylaws and applicable law:
(a)	if a meeting is held, appear at such meeting or otherwise cause all of such Stockholder’s Parent Shares to be counted as present thereat for purposes of establishing a quorum; and

(b)	vote or consent (or cause to be voted or consented), in person or by proxy, all of such Stockholder’s Parent Shares, and any other voting securities of Parent (whether acquired heretofore or hereafter) that are beneficially owned or held of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, or take such other necessary or desirable action within such Stockholder’s control in favor of the following:
(1)	The authorized number of directors on Parent’s Board of Directors shall be maintained at seven (7) members;

(2)	The following persons shall be elected to Parent’s Board of Directors:
(i)	The then current Chief Executive Officer of Parent, who shall initially be Gerald E. Bisbee, Jr.;

(ii)	Two (2) designees of Sanderling Ventures, one of whom initially shall be Dr. Robert G. McNeil and one of whom shall be deemed independent as defined in Section 4200(a)(15) of the National Association of Securities Dealers or the rules of any national securities exchange where the Company intends to list its common stock; and

(iii)	Four (4) designees of a majority of the members of the Board of Directors of Parent, one of whom initially shall be Dr. Abhi Acharya, one of whom initially shall be Alan W. Baldwin, one of whom initially shall be Dr. Richard Steadman, and one of whom initially shall be William R. Timken.
(3)	Any director designated in accordance herewith shall be removed upon the request of the party or group who designated such director and, upon such removal, or upon any resignation of any such director, an individual selected by the party or group entitled to designate such director hereunder shall be elected to Parent’s Board of Directors;

(4)	The amendment of Parent’s bylaws as may be required to provide for the governance of Parent as contemplated by this Agreement and the Merger Agreement; and

(5)	A reverse stock split if approved by Parent’s Board of Directors.
(c)	vote or consent (or cause to be voted or consented), in person or by proxy, all of such Stockholders’ Parent Shares, and any other voting securities of Parent (whether acquired heretofore or hereafter) that are beneficially owned or held of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, (i) against any amendment or change to the certificate of incorporation or bylaws of Parent providing for the election of less than seven (7) directors, or any other amendment or change to the certificate of incorporation or bylaws inconsistent with the terms of this Agreement, and (ii) in favor of any amendment or change to the certificate of incorporation or bylaws necessary to be made to render such certificate of incorporation or bylaws consistent with the terms of this Agreement.
     1.2. Failure to Designate. If any party or group fails to designate a representative to fill a directorship pursuant to the terms of Section 1.1, the election of a person to such directorship shall be accomplished in accordance with Parent’s certificate of incorporation, bylaws and applicable law.
     1.3. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidents of ownership of or with respect to any Parent Shares now owned or hereafter issued to the Stockholders pursuant to the Merger or otherwise. All rights, ownership and economic benefits of and relating to the Parent Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to direct the Stockholders in the voting of any of the Parent Shares, except as otherwise provided herein, or in the performance of the Stockholders’ duties or responsibilities as stockholders of Parent.

     1.4. No Inconsistent Agreements. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Parent Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Parent Shares, in case of either (a) or (b), which is inconsistent with such Stockholder’s obligations pursuant to this Agreement.
     1.5. Legend.
(a)	Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Parent Shares, the following restrictive legend (the “Legend”):
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS’ AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT. A COPY OF SUCH STOCKHOLDERS’ AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”
(b)	Parent agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Parent Shares theretofore represented by a certificate carrying the Legend.
     1.6. Removal of Centerpulse. Centerpulse shall not be a party to this Agreement, as a Stockholder or otherwise, and Parent and the Stockholders shall release Centerpulse from all of its obligations under the Original Agreement, as amended, including the voting obligations set forth in Section 1.1 therein, with respect to all Parent Shares now or hereafter owned or held by Centerpulse, such removal and release to be effective as of the date of this Agreement.
2. Representations and Warranties of Each Stockholder. Each Stockholder hereby, severally and not jointly, represents and warrants to Parent and the other Stockholders as follows:

     2.1. Authorization; Validity of Agreement; Necessary Action. Such Stockholder has full power and authority, or legal capacity in the case of an individual stockholder, to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally.
     2.2. Consents and Approvals; No Violations. None of the execution, delivery or performance of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance with any of the provisions hereof by such Stockholder will (i) require any filing with, or approval of, any Governmental Entity, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, or result in the creation or imposition of any lien upon any of the assets or properties of such Stockholder under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement, judgment, order, notice, decree, statute, law or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound or (iii) violate any order or law applicable to such Stockholder or any of such Stockholder’s properties or assets, except in each case as would not have a material adverse effect on such Stockholder’s ability to consummate the transactions contemplated hereby.
     2.3. No Group. Each Stockholder is acting individually and not as part of a “group” as defined in the Exchange Act.
     2.4. Shares. Each Stockholder owns all of his, her or its respective Existing Parent Shares, free and clear of all liens, encumbrances, charges, pledges and other security interests.
3.	Miscellaneous.
3.1.	Further Agreements.
(a)	Each Stockholder, severally and not jointly, hereby agrees, while this Agreement is in effect, and except as contemplated hereby, that upon any sale, transfer, pledge, or other disposition of any Parent Shares to any Person, such Person or entity shall agree to be bound by all of the terms and conditions of this Agreement, and the Stockholder shall deliver a duly executed copy of the Agreement to Parent to evidence such Agreement prior to any such sale, transfer, pledge or other disposition.

(b)	Each Stockholder shall not request that Parent or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder’s Parent Shares, and hereby consents to the entry of stop transfer instructions by Parent of any transfer of such Stockholder’s Parent Shares, unless such transfer is made in compliance with this Agreement.

(c)	In the event of a stock dividend or distribution, or any change in Parent’s capital stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term “Parent Shares,” as applicable, shall be deemed to refer to and include the Parent Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Parent Shares may be changed or exchanged.
3.2.	Termination.
(a)	This Agreement shall terminate and no party shall have any rights or duties hereunder upon the earliest to occur of (i) June 21, 2007, (ii) a Change of Control of Parent (as defined below) or (iii) the re-listing of Parent Common Stock on a national securities exchange or the NASDAQ National Market System. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, provided, however, that nothing in this Section 3.2 shall relieve or otherwise limit any party of liability for breach of this Agreement.

(b)	For purposes of this Agreement, “Change of Control” of Parent shall mean the earliest to occur of (i) a merger or consolidation to which Parent is a party and which results in, or is effected in connection with, a change in ownership of a majority of the outstanding shares of voting stock of Parent, (ii) any sale or transfer of all or substantially all of the assets of Parent to any Person or Persons not an affiliate or affiliates of Parent, (iii) the sale by the stockholders of Parent of a majority of the voting stock of Parent to any Person or Persons not an affiliate or affiliates of Parent or (iv) a liquidation or dissolution of Parent. A Change of Control shall not include any change in ownership of Parent Shares contemplated by or resulting from the Merger.
3.3.	Several Obligations; Capacity; Reliance.
(a)	The representations, warranties, covenants, obligations, agreements and conditions of this Agreement applicable to the Stockholders are several and not joint.

(b)	The obligations of the Stockholders hereunder are several and not joint and the covenants and agreements of the Stockholders herein are made only in their capacity as stockholders of Parent and not as directors.

(c)	Each Stockholder understands and acknowledges that Parent entered into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of the Original Agreement.
     3.4. Further Assurances. From time to time, at any other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.
     3.5. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail (postage prepaid, return receipt requested), or by electronic mail with a copy thereof to be delivered or sent as provided above or by facsimile or telecopier, as follows:
(a)	If to Parent:
ReGen Biologics, Inc.
509 Commerce Street
East Wing
Franklin Lakes, New Jersey 07417
Attention: Gerald E. Bisbee, Jr., Ph.D.
With a copy to:
Pillsbury Winthrop Shaw Pittman LLP
2300 N Street, NW
Washington, DC 20037
Attention: Jeffrey Grill
Facsimile: (202) 663-8007
(b)	If to any of the Stockholders, to the address set forth under its name on such Stockholders’ signature page hereto;
or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery and (ii) in the case of facsimile or telecopier or electronic mail, upon confirmed receipt.
     3.6. Interpretation. When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The word “herein” and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     3.7. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
     3.8. Entire Agreement; No Third Party Beneficiaries. This Agreement, the Merger Agreement and the documents referred to herein and therein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and are not intended to confer upon any Person other than the parties hereto and thereto any rights or remedies hereunder and thereunder.
     3.9. Amendments; Assignment. This Agreement may be amended (or provisions of this Agreement waived) only by an instrument in writing signed by (a) Parent and (b) the holders of at least a majority of the outstanding Parent Shares at the time of such amendment or approval. Any amendment or waiver so effected shall be binding upon Parent, each of the parties hereto and any assignee of any such party. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Unless a Stockholder has complied with Section 3.1 hereof, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any such Stockholder without the prior written consent of the other parties, and any purported assignment without such consent shall be void.
     3.10. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.
     3.11. Governing Law; Enforcement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of Delaware. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

     3.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
[Signature Pages Follow]

     IN WITNESS WHEREOF, Parent and each of the undersigned Stockholders has signed this Agreement or caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

REGEN BIOLOGICS, INC.

By:	/s/ Brion D. Umidi

Name: Brion D. Umidi
Title: Senior Vice President & CFO

J. RICHARD STEADMAN

/s/ J. Richard Steadman

Notice Address: 181 W. Meadow Drive
Vail, CO 81657
Facsimile: (970) 479-5861

SANDERLING VENTURE PARTNERS IV
CO-INVESTMENT FUND, L.P.

By:	/s/ Robert G. McNeil

Name: Robert G. McNeil
Title: General Partner
Notice Address: 400 South El Camino Real, Suite 1200
San Mateo, CA 94402-1708
Facsimile: (650) 375-7073
[Signature Page to Amended and Restated Stockholders’ Agreement]

SANDERLING IV BIOMEDICAL
CO-INVESTMENT FUND, L.P.

By:	/s/ Robert G. McNeil

Name: Robert G. McNeil
Title: General Partner
Notice Address: 400 South El Camino Real, Suite 1200
San Manteo, CA 94402-1708
Facsimile: (650) 375-7073

SANDERLING IV VENTURE MANAGEMENT

By:	/s/ Robert G. McNeil

Name: Robert G. McNeil
Title: Owner
Notice Address: 400 South El Camino Real, Suite 1200
San Mateo, CA 94402-1708
Facsimile: (650) 375-7073
[Signature Page to Amended and Restated Stockholders’ Agreement]

SANDERLING VENTURE PARTNERS V
CO-INVESTMENT FUND, L.P.

By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Robert G. McNeil

Name: Robert G. McNeil
Title: Managing Director
Notice Address: 400 South El Camino Real, Suite 1200
San Mateo, CA 94402-1708
Facsimile: (650) 375-7073

SANDERLING V BIOMEDICAL
CO-INVESTMENT FUND, L.P.

By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Robert G. McNeil

Name: Robert G. McNeil
Title: Managing Director
Notice Address: 400 South El Camino Real, Suite 1200
San Mateo, CA 94402-1708
Facsimile: (650) 375-7073
[Signature Page to Amended and Restated Stockholders’ Agreement]

SANDERLING V LIMITED PARTNERSHIP

By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Robert G. McNeil

Name: Robert G. McNeil
Title: Managing Director
Notice Address: 400 South El Camino Real, Suite 1200
San Mateo, CA 94402-1708
Facsimile: (650) 375-7073

SANDERLING V BETEILIGUNGS GMBH & CO. KG

By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Robert G. McNeil

Name: Robert G. McNeil
Title: Managing Director
Notice Address: 400 South El Camino Real, Suite 1200
San Mateo, CA 94402-1708
Facsimile: (650) 375-7073
[Signature Page to Amended and Restated Stockholders’ Agreement]

SANDERLING V VENTURES MANAGEMENT

By:	/s/ Robert G. McNeil

Name: Robert G. McNeil
Title: Owner
Notice Address: 400 South El Camino Real, Suite 1200
San Mateo, CA 94402-1708
Facsimile: (650) 375-7073

SANDERLING VENTURE PARTNERS II, L.P.

By:	/s/ Robert G. McNeil

Name: Robert G. McNeil
Title: General Partner
Notice Address: 400 South El Camino Real, Suite 1200
San Mateo, CA 94402-1708
Facsimile: (650) 375-7073
[Signature Page to Amended and Restated Stockholders’ Agreement]

SANDERLING VENTURES LIMITED, L.P.

By:	/s/ Robert G. McNeil

Name: Robert G. McNeil
Title: General Partner
Notice Address: 400 South El Camino Real, Suite 1200
San Mateo, CA 94402-1708
Facsimile: (650) 375-7073
[Signature Page to Amended and Restated Stockholders’ Agreement]